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Exhibit 10.12


                                    AMENDMENT

                                     TO THE

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                                  PH GAS, L.P.

                               DATED JULY 16, 2002





                                 APRIL 26, 2003

                 AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT
                                       OF
                                  PH GAS, L.P.


         THIS AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT is entered into effective April 26, 2003, by and among PHT GAS, LLC (the "General Partner") and those persons listed as Limited Partners on Exhibit A attached hereto.

         Exhibit A to the Limited Partnership Agreement dated July 16, 2002 is amended to reflect the admission of an additional Limited Partner and additional capital contributions by Limited Partners.

         IN WITNESS WHEREOF, the General Partner and additional Limited Partners have executed this Amendment the date and year above written.

GENERAL PARTNER:

PHT GAS, LLC


By:
    -------------------------------------
    Mark A. Bush, Managing Member



ADDITIONAL LIMITED PARTNERS:

SPH INVESTMENTS, INC.


By:
    -------------------------------------
    Stephen P. Harrington


ESC CONSULTING, INC.


By:
    -------------------------------------
    Cecile T. Coady


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                          PARTNERS AS OF APRIL 26, 2003

                                                                            CAPITAL                 PERCENTAGE
                                                                          CONTRIBUTION               INTEREST
                                                                          ------------               --------

LIMITED PARTNERS:
-----------------
Bepariko BioCom                                                              $171,000                 30.86%
5858 Westheimer Street, Suite 708
Houston, Texas  77057

Mark Tompkins                                                                $100,000                 18.05%
C/o Bodden Corporate Services
802 Grand Pavillion
West Bay Road
Box 10355 APO
Grand Caymen, Cayman Islands

Wolver Limited                                                                $50,000                  9.03%
Box 818
Providenciales
Turks & Caicos, BWI

Haeuser Finincial S.A.                                                        $50,000                  9.03%
C/o Bakers
The Mill Mall
Tortolla, BVI

1025 Investments, Inc.                                                       $106,500                 19.22%
711 South Carson Street, 4A
Carson City, NV  89701

FEQ Investments, Inc.                                                         $28,000                  5.05%
24224 Kanis Road
Little Rock, AR  72223

SPH Investments, Inc.                                                         $28,000                  5.05%
111 Presidential Boulevard, Suite 158-A
Bala Cynwyd, Pennsylvania  19004

ESC Consulting, Inc.                                                          $15,000                  2.71%
111 Presidential Boulevard, Suite 158
Bala Cynwyd, Pennsylvnia  19004


GENERAL PARTNER:
----------------

PHT Gas LLC                                                                    $5,353                  1.0%
5858 Westheimer Street, Suite 708
Houston, Texas  77057


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